POWER OF ATTORNEY

     We, the undersigned officers and Trustees of The Wright Managed Blue Chip Series Trust, a Massachusetts business trust, do hereby severally constitute and appoint H. Day Brigham, Jr., Peter M. Donovan, Alan R. Dynner and A.M. Moody, III, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by The Wright Managed Blue Chip Series Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

      Name                       Capacity                          Date
      ----                       --------                          ----

                             President, Principal
/s/ Peter M. Donovan         Executive Officer and
------------------------     Trustee                          March 25, 1998
Peter M. Donovan
                             Treasurer and Principal
/s/ James L. O'Connor        Financial and Accounting
------------------------     Officer                          March 25, 1998
James L. O'Connor

/s/ H. Day Brigham, Jr.
------------------------     Trustee                          March 25, 1998
H. Day Brigham, Jr.

/s/ Judith R. Corchard
------------------------     Trustee                          March 25, 1998
Judith R. Corchard

/s/ Winthrop S. Emmet
------------------------     Trustee                          March 25, 1998
Winthrop S. Emmet

/s/ Michael F. Flament
------------------------     Trustee                          March 25, 1998
Michael F. Flament

/s/ Leland Miles
------------------------     Trustee                          March 25, 1998
Leland Miles

/s/ A.M. Moody, III
-----------------------      Trustee                          March 25, 1998
A.M. Moody, III

/s/ Lloyd F. Pierce
-----------------------      Trustee                          March 25, 1998
Lloyd F. Pierce

/s/ Richard E. Taber
-----------------------      Trustee                          March 25, 1998
Richard E. Taber

/s/ Raymond Van Houtte
-----------------------      Trustee                          March 25, 1998
Raymond Van Houtte